EXHIBIT 10.74




THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                           U.S. HELICOPTER CORPORATION

                                     WARRANT


         THIS CERTIFIES THAT, for value received, BARRY J. BELMONT (the "Holder") or its registered assigns is entitled to purchase from U.S. HELICOPTER CORPORATION (the "Company") at any time or from time to time during the period specified in Paragraph 2 hereof 3,000,000 (THREE MILLION) fully paid and non-assessable shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), at an exercise price per share equal to $0.20 per share (the "Exercise Price").

         The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. This Warrant is subject to the following terms, provisions, and conditions:

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof promptly after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then,

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unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant in substantially identical form and dated as of the date of such exercise representing the number of shares with respect to which this Warrant shall not then have been exercised.

         2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 p.m., New York, New York time on the fifth anniversary of such date (the "Exercise Period").

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                  (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued and outstanding, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

                  (b) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved free of preemptive rights and other similar contractual rights of stockholders, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) LISTING. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

                   (d) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

                  (e) NOTICES OF RECORD DATE, ETC. In the event of:

                           (i) any taking by the Company of a record of the
                  holders of Common Stock for the purpose of determining the holders who are entitled to receive any dividend or other distribution,

                           (ii) any capital reorganization of the Company, any
                  reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person,

                           (iii) any voluntary or involuntary dissolution,
                  liquidation or winding- up of the Company, or

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                           (iv) a sale of substantially all of the outstanding
                  capital stock of the Company or the issuance of new shares representing the majority of the Company's right to vote, then and in each such event the Company will mail to the Holder a notice specifying the record date for voting or the date of closing, as applicable, of any event (i) through (iv) above. Such notice shall be delivered to the Holder at least 20 days prior to the date of the relevant event.


         4. ADJUSTMENT AND ANTIDILUTION PROVISIONS. On or after the date of issuance of this Warrant, the Warrant Exercise Price and number of shares issuable pursuant to this Warrant shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

                  (b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (c) All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price in addition to those required by this
         Section 4, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Corporation shall not result in any Federal Income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including warrants).

                   (d) Whenever the Exercise Price is adjusted, as herein provided, the Corporation shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Company's Warrant Register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 4, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment absent a showing of mathematical or other error.

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         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.


         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT.

                  (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

                  (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

                  (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

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                  (e) REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (f) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; provided that no such opinion, letter or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

         8. REGISTRATION RIGHTS. The initial holder of this Warrant (and certain assignees thereof) shall have registration rights as follows:

                  (a) PARTICIPATION IN REGISTERED OFFERINGS. If the Company proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act (other than on Forms S-4 or S-8 or similar registration forms), it will at each such time or times give written notice to the Holder of its intention to do so. Upon the written request of the Holder given within twenty (20) days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration any Warrant Shares held by the Holder requested to be registered; provided, that if the managing underwriter advises that less than all of the shares requested to be registered should be offered for sale so as not materially and adversely to affect the price or salability of such offering being registered by the Company, the Holder (but not the Company to the extent it desires to include shares for its own account) shall reduce the number of its Warrant Shares to be included in the registration statement as required by the underwriter to the extent requisite of all prospective sellers of the securities proposed to be registered (other than the Company) on a pro rata basis according to the amounts of securities proposed to be registered by all prospective sellers to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this Section 8(a) is referred to herein as the "Piggyback Registration".

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                  (b) OBLIGATIONS OF HOLDER. It shall be a condition precedent to the obligation of the Company to register any Warrant Shares pursuant to this Section 8 that the Holder shall furnish to the Company such information regarding the Warrant Shares held and the intended method of disposition thereof and other information concerning the Holder as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company. If after a registration statement becomes effective the Company advises the Holder that the Company considers it appropriate to amend or supplement the applicable registration statement, the Holder shall suspend further sales of the Warrant Shares until the Company advises the Holder that such registration statement has been amended or supplemented.

                  (c) REGISTRATION PROCEEDINGS. Whenever the Company is required by the provisions of this Section 8 to effect the registration of the Warrant Shares under the Securities Act, the Company shall:

                           (i) Prepare and promptly file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective within 90 days of filing and remain effective;

                           (ii) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                           (iii) Furnish to the Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as the Holder may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (v) Notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vi) Notify the Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

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                           (vii) Prepare and promptly file with the SEC and
                           promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, the Company shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to the Company.

                  (d) EXPENSES. With respect to the inclusion of the Warrant Shares in a registration statement pursuant to this Section 8, all registration expenses, fees, costs and expenses of and incidental to such registration, shall be borne by the Company; provided, however, that Holder shall bear its own professional fees and pro rata share of the underwriting discounts and commissions. The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing, and printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

                  (e) INDEMNIFICATION OF THE HOLDER. Subject to the conditions set forth below, in connection with any registration of the Warrant Shares pursuant to this Section 8, the Company agrees to indemnify and hold harmless the Holder, any underwriter for the offering and each of their officers and directors and agents and each other person, if any, who controls Holder or their underwriter (each, an "Holder Indemnified Party"), within the meaning of Section 15 of the Securities Act, as follows:

                           (i) Against any and all loss, claim, damage and
                  expense whatsoever arising out of or based upon (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action

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                  or inaction by the Company in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this section shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of the Holder expressly for use in connection therewith or arising out of any action or inaction of the Holder;

                           (ii) Subject to the proviso contained in Subsection
                  (i) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company; and

                           (iii) In no case shall the Company be liable under
                  this indemnity agreement with respect to any claim made against any Holder Indemnified Party unless the Company shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such Holder Indemnified Party, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the claim. The failure to so notify the Company, if prejudicial in any material respect to the Company's ability to defend such claim, shall relieve the Company from its liability to the indemnified person under this Section 8(e), but only to the extent that the Company was prejudiced. The failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the Holder Indemnified Party in any suit so brought. In the event the Company elects to assume the defense of any such suit and retain such counsel, the Holder Indemnified Party in the suit shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the Holder Indemnified Party reasonably believes that there may be available to it any defense or counterclaim different than those available to the Company or that representation of the Holder Indemnified Party by counsel for the Company presents a conflict of interest for such counsel, then the Holder Indemnified Party shall be entitled to defend such suit with counsel of its own choosing and the Company shall bear the fees, expenses and other costs of such separate counsel.

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                  (f) INDEMNIFICATION OF THE COMPANY. The Holder agrees to
         indemnify and hold harmless the Company, each underwriter for the offering, and each of their officers and directors and agents and each other person, if any, who controls the Company and the underwriter within the meaning of Section 15 of the Securities Act and any other stockholder selling securities against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Company under Section 8(f) (i), (ii) and (iii) above; provided, however, that such indemnification by Holder hereunder shall be limited to any losses, liabilities, claims, damages, or expenses to the extent caused by any untrue statement of a material fact or omission of a material fact (required to be stated therein or necessary to make statements therein not misleading), if any made (or in settlement of any litigation effected with the written consent of such Holders, alleged to have been made) in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any application or other document in reliance upon, and in conformity with, written information furnished in respect of such Holder by or on behalf of such Holder expressly for use in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any such application or other document or arising out of any action or inaction of such Holder in implementing such registered offering. In case any action shall be brought against the Company, or any other person so indemnified, in respect of which indemnity may be sought against any Holder, such Holder shall have the rights and duties given to the Company, and each other person so indemnified shall have the rights and duties given to Holder, by the provisions of Section 8(f). The person indemnified agrees to notify the Holder promptly after the assertion of any claim against the person indemnified in connection with the sale of securities.

                  (g) CONTRIBUTION. If the indemnification provided for in Sections 8(e) and 8(f) above are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnified party, on one hand, and such indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person who has committed fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

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                  (h) ASSIGNMENT OF REGISTRATION RIGHTS. The right to have the
         Company register Warrant Shares pursuant to this Warrant shall be automatically assignable to any transferee of all or any portion of the Warrant Shares if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws and,
         (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein (the foregoing a "Permitted Transferee").

         9. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, New York 10004, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier two business days following deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

         10. LAW, JURISDICTION AND ENFORCEMENT.

                  (a) GOVERNING LAW. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                  (b) JURISDICITON. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN PENNSYLVANIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

                  (c) JURY TRIAL. THE COMPANY AND THE PURCHASER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN THE COMPANY AND THE PURCHASER, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER OR NOT EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

                  (d) ENFORCEMENT COSTS. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitles.

         11.      MISCELLANEOUS.

                  (a) AMENDMENTS. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

                  (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                  (c) CASHLESS EXERCISE. In lieu of a monetary payment of the aggregate Exercise Price, the Holder may elect to receive, without the payment of any additional consideration, shares equal to the value of this Warrant or portion thereof by the surrender of such Warrant to the Company with the "cashless exercise" election marked in the form of Subscription Notice. Thereupon, the Company shall issue to the Holder, such number of fully paid and non-assessable shares as is computed using the following formula:

                                      X  =   Y(A-B)
                                                A

where             X=       the number of Shares to be issued to the Holder
                           pursuant to this Section 11(c) upon such cashless exercise election.

                  Y= the number of shares covered by this Warrant in respect of which the cashless exercise election is made.

                  A= the Fair Market Value (as defined in Article V hereof) of one Share, as at the time the cashless exercise election is made.

                  B= the Exercise Price in effect under this Warrant at the time the cashless exercise election is made.

                  For purposes of this section, "Fair Market Value" means the value of a share of Common Stock on a particular date, determined as follows: (i) if the Common Stock is not listed on such date on any national securities exchange but is traded in the over-the-counter market, the closing "bid" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Common Stock), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any other similar service selected by the Board; or
         (ii) if the Common Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share of Common Stock on such date as recorded on the composite tape system, or, if such system does not cover the Common Stock, the last reported sale price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is listed, or if no sale of Common Stock took place on such date, the last reported sale price of a share of Common Stock on the most recent day on which a sale of a share of Common Stock took place as recorded by such system or on such exchange, as the case may be; or (iii) if the Common Stock is neither listed on such date on a national securities exchange nor traded in the over-the-counter market, as determined by the Company.


                   (d) REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                             U. S. HELICOPTER CORPORATION



                                             By:  /S/ JOHN G. MURPHY
                                                --------------------------------
                                                John G. Murphy
                                                Chief Executive Officer and
                                                President


Dated:  July 3, 2008

                           FORM OF EXERCISE AGREEMENT



                                                        Dated: ________ __, 200_



To:      ______________________





The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check or by wire transfer for the account of the Company to [INSERT THE COMPANY'S WIRE TRANSFER DETAILS] in the amount of $________, or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the Warrant) equal to $_________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:



                                       Name:       _____________________________


                                       Signature:  _____________________________

                                       Address:
                                                   -----------------------------


                                   Note: The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.


and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                               FORM OF ASSIGNMENT





         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:


NAME OF ASSIGNEE                    ADDRESS                   NO. OF SHARES







, and hereby irrevocably constitutes and appoints
___________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.



Dated:   ________ __, 200_



In the presence of:                 Name:       _____________________________


                                    Signature:  _____________________________
Title of Signing Officer or Agent (if any):

                                    Address:
                                                -----------------------------

                                   Note: The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.